Note 2: Summary of Significant Accounting Practices: Intangible Assets - Legal and Contractual - Rights (Policies)	12 Months Ended
May 31, 2013
Policies
Intangible Assets - Legal and Contractual - Rights

 INTANGIBLE ASSETS - LEGAL AND CONTRACTUAL - RIGHTS

The Company capitalizes the expenses incurred for acquiring oil and gas leases. The oil and gas leases are contracts between mineral owner, otherwise known as the lessor and the Company or working interest owner, otherwise known as the lessee in which the lessor grants the lessee the rights to explore, drill and produce oil, gas and other minerals for a specified primary term and thereafter as long as oil, gas, or other minerals are being produced in paying quantities. This lease gives the lessee a working interest. The oil and gas lease is granted in exchange for royalty payments to the lessor.

The capitalized costs include but are not limited to: the acquisition cost of the oil and gas leases, legal, travel, consultant studies, reserve reports, financing charges including an overhead allocation on closing. Many of the oil and gas leases have production covenants, which if not complied with during the term of the lease, the Company may forfeit the oil and gas lease. On a yearly basis, the oil and gas leases are reviewed for expiry and or non performance by the Company of any of the covenants in the oil and gas leases.

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The Schedule of Oil and Gas Rights are as follows:

Schedule of Oil and Gas Rights

Description	May 31, 2013	May 31, 2012
Oil and Gas Leases: Beginning of year	$0	$5,583
Acquisitions/Work in Progress	$643,500	$399,743
Subtotal	$643,500	$405,326
Capitalized as Fixed Assets	(107,250)	0
Forfeitures during the period	$0	$(5,583)
Impairments during the period	$0	$(399,743)
Oil and Gas Leases: End of year	$536,250	$0